__________________________________________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2008

     Ford Credit Auto Owner Trust 2008-B

(Issuer of the notes)

     Ford Credit Auto Receivables Two LLC

(Depositor)

     Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

               Delaware

(State or other jurisdiction of incorporation)

333-143316-04	22-6995252
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 211-044 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________________________________________________________________________________________________________

Item 1.01     Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2008-B (the “Trust”) of the asset backed securities (the "Notes") described in the Prospectus Supplement, dated April 15, 2008, and the Prospectus, dated April 13, 2008, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the “Registrant”), the Registrant has entered into the agreement(s) listed in Item 9.01(d) below. This Current Report on Form 8-K is being filed in connection with the execution of such agreement(s) to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Not applicable

(d)     Exhibits:

Exhibit No.	Description
Exhibit 1.1.	Underwriting Agreement, dated April 15, 2008, between the Registrant, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2008-B

By: FORD MOTOR CREDIT COMPANY LLC,
       as Servicer

By: /s/Susan J. Thomas

Name:     Susan J. Thomas
Title:     Secretary

Dated: April 21, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.1.	Underwriting Agreement, dated April 15, 2008, between the Registrant, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc.